Harbor International & Global Funds Supplement to Prospectus dated March 1, 2014

Harbor International Fund

The following information regarding Northern Cross, LLC, the subadviser for Harbor International Fund, has changed:

Effective June 30, 2014, Edward E. Wendell, Jr., one of the four co-portfolio managers for Harbor International Fund, stepped down from his investment responsibilities with the Fund and will be retiring from Northern Cross, LLC at the end of 2014. Howard Appleby, CFA, Jean-Francois Ducrest and James LaTorre, CFA, continue to serve as co-portfolio managers for the Fund using the same team-based approach with each portfolio manager having equal responsibility to contributing investment ideas and research regarding the Fund’s portfolio.

Accordingly, all references to Mr. Wendell in this prospectus are hereby removed.

July 1, 2014

Investors Should Retain This Supplement For Future Reference

S0701.P.IG

1